ROYALTY, STREAM, AND OTHER INTERESTS	12 Months Ended
Dec. 31, 2023
Royalty Interests And Deferred Acquisition Costs [Abstract]
ROYALTY, STREAM, AND OTHER INTERESTS [Text Block]

4.           ROYALTY, STREAM, AND OTHER INTERESTS

	Producing assets	Development assets	Exploration assets	Total
As at December 31, 2021	$10,949	$86,631	$5,284	$102,864
First Majestic portfolio acquisition	3,394	11,147	7,421	21,962
Lac Pelletier acquisition	-	253	-	253
Beaufor amendment	-	1,000	-	1,000
Endeavor Silver Stream reclassification (2)	(1,748)	1,748	-	-
El Realito reclassification (3)	2,297	(2,297)	-	-
Joaquin and COSE impairments	(3,660)	-	-	(3,660)
Depletion (1)	(1,765)	(30)	(13)	(1,808)
Other	-	-	117	117
As at December 31, 2022	$9,467	$98,452	$12,809	$120,728
Nova portfolio acquisition	10,412	120,438	130	130,980
Alamos portfolio acquisition	-	4,192	75	4,267
Lama acquisition	-	6,601	-	6,601
Del Carmen and Beaufor impairments	-	(2,355)	-	(2,355)
Depletion (1)	(2,348)	(30)	(11)	(2,389)
Reclassifications and other	-	5,178	(5,186)	(8)
As at December 31, 2023	$17,531	$232,476	$7,817	$257,824

Historical cost	$22,008	$240,259	$7,866	$270,133
Accumulated depletion and impairments	$(4,477)	$(7,783)	$(49)	$(12,309)

(1) Fixed royalty payments were received in relation to certain exploration and development assets. The depletion related to these payments was recorded based on the total fixed royalty payments expected to be received under each contract.

(2) The Endeavor mine was previously classified as production, however it was placed on care and maintenance in December 2019 and has not since restarted, as such the Company had reclassified it to development stage properties in 2022.

(3) The Company received its first royalty payments on El Realito in 2022 and reclassified it from a development asset to a producing asset.

(a) During the year ended December 31, 2023, the Company completed the following transactions:

Nova Royalty Acquisition

On December 1, 2023, the Company closed an arrangement agreement whereby the Company acquired all of the issued and outstanding shares of Nova Royalty Corp. (TSX-V: NOVR) ("Nova") pursuant to a plan of arrangement. Pursuant to the terms and conditions of the arrangement agreement between the Company and Nova dated September 7, 2023 (the "Arrangement Agreement"), Nova shareholders received 0.36 of a Common Share for each Nova common share held prior to the Nova acquisition, for a total of 33,893,734 Common Shares issued. In accordance with the Arrangement Agreement, each Nova restricted share unit vested into a Nova common share at the close of the Nova acquisition and was exchanged for 0.36 of a Metalla Common Share for a total of 741,597 Common Shares issued, and each Nova stock option was replaced with a fully vested replacement Metalla option. All replacement options were adjusted as per the terms of the Arrangement Agreement and are exercisable into Metalla Common Shares. Concurrent with closing of the Nova acquisition on December 1, 2023, the Company drew down from its loan facility with Beedie Investments Ltd. ("Beedie") (Note 8) an amount equal to the principal and unpaid interest and fees outstanding under Beedie's convertible loan agreement with Nova (the "Nova Loan Facility") to refinance and retire the Nova Loan Facility (Note 8).

Upon completion of the Nova acquisition, existing Metalla and Nova shareholders owned approximately 60.41% and 39.59% of the combined company, respectively. Following the completion of the acquisition, Nova became a wholly owned subsidiary of Metalla.

For accounting purposes, the Company determined the acquisition of Nova did not meet the definition of business combination under IFRS 3 - Business Combinations. Accordingly, the transaction has been accounted for as an asset acquisition under relevant IFRS standards with a closing date of December 1, 2023. Under this method the Company is required to recognize identifiable assets and liabilities at their individual fair values and any transaction costs are capitalized as part of the acquisition, with no goodwill recognized.

To estimate the fair value of the mineral interest acquired, management used discounted cash flow models and a market-based approach. Management applied significant judgment in determining the fair value of the mineral interests, including the use of significant assumptions, such as discount rates, long-term forecast commodity prices, and future production of operator mineral reserves and resources information for the portfolio of mineral stream and royalty agreements. Future production and operator mineral reserves and resources information are based on information compiled by appropriately qualified persons. The assets and liabilities acquired included mineral interests of $131.0 million, current assets of $1.0 million, and current liabilities of $6.2 million. Below is a reconciliation of the purchase consideration for the Nova acquisition along with the total assets acquired, net of liabilities assumed.

Number of Metalla Shares issued to Nova shareholders	33,893,734
Number of Metalla Shares issued to Nova RSU holders	741,597
Total Number of Metalla Shares issued	34,635,331
Closing price of a Metalla Share on November 30, 2023, on TSXV	C$4.34
C$/US$ exchange rate on November 30, 2023	1.3560
Market value of Metalla Shares issued	$110,853
Value of Nova share options converted to Metalla share options	1,152
Nova long-term debt repaid as part of transaction	11,064
Transaction costs	2,695
Purchase consideration	$125,764

Cash and cash equivalents	$79
Accounts receivable	892
Mineral interests	130,980
Current liabilities	(6,187)
Total assets acquired, net of liabilities assumed	$125,764

Details of some of the royalties the Company holds through Nova are discussed below, based on information publicly filed by the applicable owner.

Aranzazu

The Company acquired a 1.0% NSR royalty on the producing Aranzazu copper-gold-silver mine owned by Aura Minerals Inc. ("Aura"). Aranzazu is a copper-gold-silver deposit located within the Municipality of Concepcion del Oro in the State of Zacatecas, Mexico. Aura is the sole owner and operator of Aranzazu. The Company is entitled to 1.0% of the net smelter returns on all metals sold at Aranzazu, less certain allowable deductions, provided that the monthly average price per pound of copper, as quoted by the London Metals Exchange, equals or exceeds $2.00/lb. The fair value ascribed to the Aranzazu NSR royalty upon the acquisition of Nova was $10.4 million.

Taca Taca

The Company acquired a 0.42% NSR royalty on the Taca Taca copper-gold-molybdenum project, owned by First Quantum Minerals Ltd. ("First Quantum"). Taca Taca is a porphyry copper-gold-molybdenum project located in northwestern Argentina in the Puna (Altiplano) region of Salta Province. The Company is entitled to 0.42% of the net smelter returns on all metals sold at Taca Taca. The Taca Taca royalty is subject to a buyback right based on the proven reserves at Taca Taca in a feasibility study completed by a recognized, international consulting firm that is contracted by mutual consent of all parties, including royalty holders. The buyback amount will be based on the amount of the proven reserves multiplied by the prevailing market prices of all applicable commodities within Taca Taca. The fair value ascribed to the Taca Taca NSR royalty upon the acquisition of Nova was $34.6 million.

Vizcachitas

The Company acquired a 0.98% NSR royalty on the open pit operations and a 0.49% NSR royalty on underground operations at Vizcachitas. Vizcachitas is a large copper-molybdenum porphyry deposit in central Chile, owned by Los Andes Copper Ltd. ("Los Andes"). The fair value ascribed to the Vizcachitas NSR royalty upon the acquisition of Nova was $33.1 million.

NuevaUnión

The Company acquired a 2.0% NSR royalty on future copper production on the Cantarito claim which makes up part of the La Fortuna deposit forming part of the NuevaUnión copper-gold project ("NuevaUnión") located in in the Huasco Province in the Atacama region of Chile. NuevaUnión is jointly owned by Newmont Corporation and Teck Resources Limited. In 2020, prior to the Arrangement Agreement, the Company partnered with Nova to jointly purchase the royalty on NuevaUnión such that Metalla acquired an entitlement to all payments under the NSR royalty with respect to gold production, Nova acquired an entitlement to all payments with respect to copper production, and both Metalla and Nova acquired an entitlement to an even split of all other payments under the NSR. With the acquisition of Nova, the Company now holds a 2.0% NSR royalty on all metals at NuevaUnión. The fair value ascribed to Nova's portion of the NuevaUnión NSR royalty upon the acquisition of Nova was $21.2 million.

Copper World Complex

The Company acquired a 0.315% NSR royalty on the Copper World Complex project in Arizona, USA, 100% owned by Hudbay Minerals Inc. ("Hudbay"). The Copper World NSR covers all metals, including copper, molybdenum, silver, and gold extracted from the majority of mining claims covering the Copper World Complex. The Company also retains a right of first refusal with respect to an additional 0.360% NSR royalty on the Copper World Complex. The fair value ascribed to the Copper World NSR royalty upon the acquisition of Nova was $12.7 million.

Pine Valley Mineral Claims Sale

In June 2023, the Company sold the JR mineral claims that make up the Pine Valley property, which is part of the Cortez complex in Nevada, for $5.0 million in cash to Nevada Gold Mines, LLC, an entity formed by Barrick Gold Corporation ("Barrick") and Newmont Corporation. As part of the purchase and sale agreement, the Company has retained a 3.0% Net Smelter Return ("NSR") royalty on the Pine Valley property. The Company recognized a gain on sale of mineral claims of $5.0 million. The Company acquired the Pine Valley mineral claims through the acquisition of Genesis Gold Corporation ("Genesis") in 2020, and the Company ascribed a fair value of less than $0.1 million to the Pine Valley mineral claims upon acquisition of Genesis.

Lama Royalties Acquisition

In March 2023, the Company acquired an existing 2.5%-3.75% sliding scale Gross Proceeds royalty over gold and a 0.25%-3.0% NSR royalty on all metals (other than gold and silver) on the majority of Barrick's Lama project located in Argentina from an arm's length seller for aggregate consideration of $6.5 million. The consideration consisted of $2.5 million in cash, $2.1 million in Common Shares upon closing, and an additional $2.5 million to be paid in cash or Common Shares, at the Company's sole discretion, within 90 days upon the earlier of a 2-million-ounce gold mineral reserve estimate on the royalty area or 36 months after the closing date. The Company issued 466,827 Common Shares to the arm's length seller (valued at $4.44 per share on March 9, 2023). The outstanding $2.5 million payment (the "Lama Payable") was recorded at fair value upon inception using a discount rate of 10.0% and an estimated payment date of 36 months from closing and was recorded at $1.9 million. The Lama Payable has been disclosed as a non-current liability on the Company's statement of financial position as an acquisition payable and this amount will be increased to $2.5 million over the term of the payable using the effective interest method. The Company incurred $0.2 million in transaction costs associated with this transaction. The Company recognized $0.1 million of accretion expense on the Lama Payable during the year ended December 31, 2023.

Alamos Portfolio Acquisition

In February 2023, the Company acquired one silver stream and three royalties from Alamos Gold Corp. ("Alamos") for aggregate consideration of $4.2 million. Upon closing the Company issued 939,355 Common Shares to Alamos (valued at $4.42 per share on February 23, 2023). The Company incurred $0.1 million in transaction costs associated with this transaction. The stream and royalties acquired in this transaction included:

•	a 20% silver stream over the Esperanza project located in Morales, Mexico owned by Zacatecas Silver Corp.;
•	a 1.4% NSR royalty on the Fenn Gibb South project located in Timmins, Ontario owned by Mayfair Gold Corp.;
•	a 2.0% NSR royalty on the Ronda project located in Shining Tree, Ontario owned by Platinex Inc.; and
•	a 2.0% NSR royalty on the Northshore West property located in Thunder Bay, Ontario owned by New Path Resources Inc.

(b) During the year ended December 31, 2022, the Company completed the following transaction:

First Majestic Portfolio Acquisition

In December 2022, the Company acquired a portfolio of eight royalties from First Majestic Silver Corp. ("First Majestic") for aggregate consideration of $21.6 million. Upon closing the Company issued 4,168,056 Common Shares (valued at $5.19 per share on December 21, 2022). The Company incurred $0.3 million in transaction costs associated with this transaction. The royalties acquired in this transaction included:

•	a 100% Gross Value Return ("GVR") royalty on gold production from the producing La Encantada mine operated by First Majestic limited to 1,000 ounces annually;
•	a 2.0% NSR royalty on the past producing Del Toro mine owned by First Majestic;
•	a 2.0% NSR royalty on the La Guitarra mine owned by Sierra Madre Gold and Silver Ltd.;
•	a 2.0% NSR royalty on the Plomosas project owned by GR Silver Mining Ltd.;
•	a 2.0% NSR royalty on the past-producing San Martin mine owned by First Majestic;
•	a 2.0% NSR royalty on the past producing La Parrilla mine owned by Silver Storm Mining Ltd.;
•	a 2.0% NSR royalty on the La Joya project owned by Silver Dollar Resources; and
•	a 2.0% NSR royalty on the La Luz project owned by First Majestic.

(c) Impairment

On November 3, 2023, Monarch Mining Corporation ("Monarch") announced that one of its creditors, that is owed C$10.1 million, had provided notice of its intention to exercise certain rights in respect of the security for its loan, with the loan secured by all assets of Monarch. The Beaufor mine was put on care and maintenance in September 2022, and Monarch's financial statements for the year ended June 30, 2023, released on September 28, 2023, noted a material uncertainty that may cast significant doubt upon Monarch's ability to continue as a going concern. The Company considered the serving of notice by one of its creditors, and the disclosure by Monarch about its ability to continue as a going concern, as indicators of impairment on Beaufor and fully impaired the royalty to $Nil, and for the year ended December 31, 2023, recorded an impairment charge of $1.1 million.

The Company owned a royalty on the Del Carmen project that was owned and operated by Barrick. In July 2023, the Company was notified that Barrick has terminated its agreement to explore and exploit the Del Carmen property and as a result of the termination the 0.5% NSR royalty owned by Metalla had also been terminated. The Company considered this an indicator of impairment on its Del Carmen royalty, and fully impaired the royalty to $Nil, and for the year ended December 31, 2023, recorded an impairment charge of $1.3 million.